UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-(888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: March 31, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

MARCH 31, 2018

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 100.9%
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 1.7%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,390,000		$1,320,500	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	800,000		773,000	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	680,000		691,050	(a)

Total Auto Components					2,784,550

Automobiles - 1.4%
Daimler Finance NA LLC, Notes	8.500%	1/18/31	1,000,000		1,457,620
General Motors Co., Senior Notes	6.600%	4/1/36	140,000		160,883
General Motors Financial Co. Inc., Senior Notes	4.000%	10/6/26	750,000		729,146

Total Automobiles					2,347,649

Diversified Consumer Services - 0.7%
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,110,000		1,060,050	(a)

Hotels, Restaurants & Leisure - 2.1%
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,611,000		1,582,807	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	750,000		750,937
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	330,000		327,113
Marstons Issuer PLC, Secured Bonds (5.641% to 7/15/19 then 3 mo. GBP LIBOR + 2.550%)	5.641%	7/15/35	260,000	GBP	334,568	(c)(d)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	428,000		454,750	(a)

Total Hotels, Restaurants & Leisure					3,450,175

Household Durables - 0.2%
Lennar Corp., Senior Notes	4.500%	4/30/24	140,000		137,550
Lennar Corp., Senior Notes	4.750%	5/30/25	110,000		108,762
Lennar Corp., Senior Notes	4.750%	11/29/27	97,000		93,363	(a)

Total Household Durables					339,675

Media - 6.7%
21st Century Fox America Inc., Senior Debentures	8.875%	4/26/23	400,000		492,693
Altice France SA, Senior Secured Bonds	6.000%	5/15/22	200,000		195,746	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	2,270,000		2,170,688	(a)
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	980,000		913,840	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	420,000		470,420
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,130,000		1,244,523
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,325,709
DISH DBS Corp., Senior Notes	5.000%	3/15/23	140,000		126,350
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,790,000		1,602,050
DISH DBS Corp., Senior Notes	7.750%	7/1/26	60,000		56,490
Time Warner Cable LLC, Debentures	7.300%	7/1/38	720,000		865,664
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	980,000		906,500	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	820,000		798,983	(a)

Total Media					11,169,656

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 0.8%
American Greetings Corp., Senior Notes	7.875%	2/15/25	730,000	$739,125	(a)
Hertz Corp., Senior Notes	5.875%	10/15/20	640,000	637,600

Total Specialty Retail				1,376,725

Textiles, Apparel & Luxury Goods - 0.3%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	550,000	541,063	(a)

TOTAL CONSUMER DISCRETIONARY				23,069,543

CONSUMER STAPLES - 2.8%
Beverages - 0.9%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	1,000,000	995,728
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	540,000	573,066

Total Beverages				1,568,794

Food & Staples Retailing - 1.2%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	344,280	362,888	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	375,063	400,536
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	381,077	412,044
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	379,043	429,182
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	382,078	453,522	(a)

Total Food & Staples Retailing				2,058,172

Food Products - 0.3%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	440,000	438,754

Household Products - 0.2%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	250,000	262,187

Tobacco - 0.2%
Reynolds American Inc., Senior Notes	5.850%	8/15/45	260,000	305,262

TOTAL CONSUMER STAPLES				4,633,169

ENERGY - 20.9%
Energy Equipment & Services - 0.2%
Transocean Inc., Senior Notes	9.000%	7/15/23	190,000	202,825	(a)

Oil, Gas & Consumable Fuels - 20.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	729,835
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	750,000	820,028
Apache Corp., Senior Notes	4.250%	1/15/44	250,000	230,134
Berry Petroleum Co. Escrow	—	—	130,000	0	*(e)(f)(g)
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	410,000	413,221
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	605,876
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	550,000	614,969	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	520,000	518,050
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	320,000	312,800
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	230,000	223,100	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	500,000	506,875
Continental Resources Inc., Senior Notes	3.800%	6/1/24	270,000	260,887
Continental Resources Inc., Senior Notes	4.900%	6/1/44	500,000	481,250
Devon Energy Corp., Senior Notes	3.250%	5/15/22	500,000	494,439
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	510,000	497,760
Ecopetrol SA, Senior Notes	5.875%	9/18/23	45,000	48,263
Ecopetrol SA, Senior Notes	5.375%	6/26/26	1,000,000	1,044,500

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,510,000	$1,494,447
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	880,000	902,872
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	1,000,000	1,091,353
EOG Resources Inc., Senior Notes	3.150%	4/1/25	2,250,000	2,183,961
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	1,090,000	1,032,775
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	770,000	771,455	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	190,000	243,331
Kinder Morgan Inc., Senior Bonds	5.550%	6/1/45	1,500,000	1,579,769
Magnum Hunter Resources Corp. Escrow	—	—	960,000	0	*(e)(f)(g)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	480,000	403,200	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	300,000	249,000	(a)
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	460,000	454,825	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	490,000	595,350	(a)
Noble Energy Inc., Senior Notes	5.250%	11/15/43	1,000,000	1,070,097
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	370,000	372,775
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	520,000	529,100
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	340,000	345,525
Occidental Petroleum Corp., Senior Notes	3.500%	6/15/25	350,000	350,995
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	310,000	304,978
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	250,000	271,375
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	460,000	455,975	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	899,300
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	400,000	416,900
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	350,000	420,875	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	440,000	474,198
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	1,850,000	1,923,306
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	380,000	279,062
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	460,000	459,425
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	550,000	550,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	760,000	727,700	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,000,000	1,232,276
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,500,000	1,498,125	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	100,000	101,500
Williams Cos. Inc., Debentures	7.500%	1/15/31	443,000	541,291
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	780,000	762,450
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	330,000	333,950
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	51,870
WPX Energy Inc., Senior Notes	7.500%	8/1/20	160,000	172,000
WPX Energy Inc., Senior Notes	8.250%	8/1/23	210,000	236,250
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	720,000	788,112	(a)

Total Oil, Gas & Consumable Fuels				34,373,735

TOTAL ENERGY				34,576,560

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FINANCIALS - 25.5%
Banks - 17.1%
Bank of America Corp., Junior Subordinated (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	350,000	$352,645	(d)(h)
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,159,464
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,700,000	1,713,742
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	716,514	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,750,000	3,022,869
Barclays PLC, Subordinated Notes	4.836%	5/9/28	290,000	285,485
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	510,000	555,900	(a)(d)(h)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,000,000	1,044,871	(a)
CIT Group Inc., Senior Notes	4.125%	3/9/21	240,000	241,800
CIT Group Inc., Senior Notes	5.000%	8/15/22	250,000	256,562
CIT Group Inc., Senior Notes	5.250%	3/7/25	330,000	338,686
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	494,594
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	200,000	216,874
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	500,000	506,503
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,221,475
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	500,000	521,804
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,080,000	1,233,235	(a)(d)(h)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	700,000	703,686	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	680,000	643,692	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,490,000	1,497,641	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,800,000	2,893,996	(d)(h)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	500,000	542,262
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,750,000	1,762,348
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	450,000	489,937	(d)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	159,986
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,330,000	1,354,708
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	140,000	160,595
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,000,000	1,107,757	(a)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000	528,328	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	300,000	331,659	(a)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	850,000	857,224	(a)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,500,000	1,510,875

Total Banks				28,427,717

Capital Markets - 3.1%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,500,000	1,592,948
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,000,000	1,000,000
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	847,694
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	500,000	482,249
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,254,925

Total Capital Markets				5,177,816

Consumer Finance - 0.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	282,000	303,855

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - 4.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	230,000		$236,009
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921		800,929
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,752,354	(c)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	2,816,000		2,671,680	(a)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	80,000		82,768
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	1,200,000		1,290,836
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000		406,704	(a)

Total Diversified Financial Services					7,241,280

Insurance - 0.7%
Ambac Assurance Corp., Subordinated Notes	3.094%	6/7/20	21,355		28,403	(a)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.811%	2/12/23	102,671		103,954	(a)(d)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	330,000		272,250
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000		786,250

Total Insurance					1,190,857

TOTAL FINANCIALS					42,341,525

HEALTH CARE - 5.3%
Biotechnology - 0.1%
Celgene Corp., Senior Notes	5.000%	8/15/45	250,000		261,429

Health Care Providers & Services - 2.9%
Centene Corp., Senior Notes	5.625%	2/15/21	280,000		288,400
Centene Corp., Senior Notes	6.125%	2/15/24	220,000		229,504
Centene Corp., Senior Notes	4.750%	1/15/25	1,060,000		1,036,150
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	95,000		85,737
DaVita Inc., Senior Notes	5.750%	8/15/22	270,000		277,290
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	1,000,000		967,500
HCA Inc., Senior Secured Notes	5.250%	6/15/26	280,000		284,340
Humana Inc., Senior Notes	3.950%	3/15/27	290,000		288,775
Magellan Health Inc., Senior Notes	4.400%	9/22/24	1,000,000		996,572
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	370,000		366,873

Total Health Care Providers & Services					4,821,141

Pharmaceuticals - 2.3%
Allergan Funding SCS, Senior Notes	3.000%	3/12/20	500,000		497,655
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	1,130,000		1,018,359
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	630,000		637,087	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,490,000		1,291,457	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	290,000		303,413	(a)

Total Pharmaceuticals					3,747,971

TOTAL HEALTH CARE					8,830,541

INDUSTRIALS - 8.2%
Aerospace & Defense - 0.8%
Boeing Co., Notes	6.125%	2/15/33	600,000		767,680
Hexcel Corp., Senior Notes	3.950%	2/15/27	500,000		497,283

Total Aerospace & Defense					1,264,963

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - 2.2%
Air 2 U.S., Notes	8.027%	10/1/19	262,680	$270,724	(a)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/20	868,195	958,014
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	262,094	268,489	(f)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	8.048%	11/1/20	216,312	231,994
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	88,269	95,552
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	75,120	83,759
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	37,834	38,213	(f)
U.S. Airways, Pass-Through Certificates, Senior Secured Bonds	7.125%	10/22/23	1,249,457	1,395,456
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	269,510	274,173

Total Airlines				3,616,374

Building Products - 0.9%
Standard Industries Inc., Senior Notes	5.500%	2/15/23	330,000	342,375	(a)
Standard Industries Inc., Senior Notes	5.000%	2/15/27	660,000	642,305	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	530,000	501,354	(a)

Total Building Products				1,486,034

Commercial Services & Supplies - 0.3%
Brink’s Co., Senior Notes	4.625%	10/15/27	530,000	492,900	(a)

Industrial Conglomerates - 1.4%
General Electric Co., Senior Notes	6.875%	1/10/39	1,750,000	2,270,856

Machinery - 0.8%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	1,150,000	1,142,812	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	270,000	255,150	(a)

Total Machinery				1,397,962

Professional Services - 0.6%
IHS Markit Ltd., Senior Notes	5.000%	11/1/22	1,000,000	1,042,500	(a)

Trading Companies & Distributors - 1.2%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	1,700,000	1,634,125	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	450,000	428,625	(a)

Total Trading Companies & Distributors				2,062,750

TOTAL INDUSTRIALS				13,634,339

INFORMATION TECHNOLOGY - 5.3%
Internet Software & Services - 0.9%
Match Group Inc., Senior Notes	5.000%	12/15/27	1,540,000	1,520,750	(a)

IT Services - 0.6%
DXC Technology Co., Senior Notes	7.450%	10/15/29	500,000	616,244
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	422,000	424,637	(a)

Total IT Services				1,040,881

Semiconductors & Semiconductor Equipment - 0.9%
Analog Devices Inc., Senior Notes	3.125%	12/5/23	500,000	490,313
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	1,000,000	946,735

Total Semiconductors & Semiconductor Equipment				1,437,048

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Software - 0.8%
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	520,000	$534,950	(a)
Microsoft Corp., Senior Notes	2.875%	2/6/24	800,000	786,775

Total Software				1,321,725

Technology Hardware, Storage & Peripherals - 2.1%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	350,000	360,500	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	320,000	342,475	(a)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	1,300,000	1,334,465	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	1,220,000	1,189,056
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	260,000	246,849

Total Technology Hardware, Storage & Peripherals				3,473,345

TOTAL INFORMATION TECHNOLOGY				8,793,749

MATERIALS - 6.1%
Chemicals - 1.1%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	920,000	1,075,526	(c)
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	238,913	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	550,000	565,812

Total Chemicals				1,880,251

Construction Materials - 0.3%
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	420,000	437,850

Containers & Packaging - 0.6%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	690,000	724,500	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	55,875
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	300,000	315,780	(a)

Total Containers & Packaging				1,096,155

Metals & Mining - 4.1%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	300,000	322,500	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	560,000	606,200	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	450,000	451,772	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	210,000	213,005	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	200,000	192,890	(a)
ArcelorMittal SA, Senior Notes	7.750%	10/15/39	430,000	510,625
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	630,000	678,825
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	800,000	739,760
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	470,000	523,439	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	210,000	223,650
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	940,000	1,118,600
Vale SA, Senior Notes	5.625%	9/11/42	1,090,000	1,155,945

Total Metals & Mining				6,737,211

TOTAL MATERIALS				10,151,467

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.3%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	260,000	274,305
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	1,560,000	1,561,950
Sabra Health Care LP, Senior Notes	5.125%	8/15/26	250,000	241,412

Total Equity Real Estate Investment Trusts (REITs)				2,077,667

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Real Estate Management & Development - 0.2%
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	370,000	$358,112	(a)

TOTAL REAL ESTATE				2,435,779

TELECOMMUNICATION SERVICES - 9.6%
Diversified Telecommunication Services - 6.0%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	470,000	482,925	(a)
Orange SA, Notes	9.000%	3/1/31	600,000	879,974
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,800,000	2,859,500	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,078,438
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,280,000	2,462,800
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	1,480,000	1,243,200

Total Diversified Telecommunication Services				10,006,837

Wireless Telecommunication Services - 3.6%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	610,000	631,350	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	201,000	236,675	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	420,000	392,700
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	31,425
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	516,250	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	260,000	271,050
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	280,000	326,200
Sprint Corp., Senior Notes	7.875%	9/15/23	760,000	777,100
Sprint Corp., Senior Notes	7.625%	3/1/26	560,000	547,792
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	1,566,250	1,560,377	(a)
VEON Holdings BV, Senior Notes	5.950%	2/13/23	570,000	596,226	(a)

Total Wireless Telecommunication Services				5,887,145

TOTAL TELECOMMUNICATION SERVICES				15,893,982

UTILITIES - 1.8%
Electric Utilities - 1.8%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000	2,333,543
Pampa Energia SA, Senior Notes	7.500%	1/24/27	670,000	694,288	(a)

TOTAL UTILITIES				3,027,831

TOTAL CORPORATE BONDS & NOTES (Cost - $158,225,911)				167,388,485

ASSET-BACKED SECURITIES - 4.8%
AAA Trust, 2005-1A 1A3B (1 mo. USD LIBOR + 0.410%)	2.287%	2/27/35	452,312	414,472	(a)(d)
Argent Securities Inc., 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	2.997%	9/25/33	32,125	30,780	(d)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. USD LIBOR + 0.800%)	2.672%	3/25/37	665,703	631,949	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M3 (1 mo. USD LIBOR + 1.150%)	3.022%	3/25/37	252,508	238,135	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M4 (1 mo. USD LIBOR + 1.500%)	3.372%	3/25/37	68,866	65,053	(a)(d)
Bear Stearns Asset-Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	316,578	266,327

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Contimortgage Home Equity Trust, 1997-4 B1F (6 mo. USD LIBOR + 5.520%)	7.330%	10/15/28	67,027	$99,085	(d)
Countrywide Asset-Backed Certificates, 2004-3 3A3 (1 mo. USD LIBOR + 0.760%)	2.632%	8/25/34	256,278	254,037	(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1 (1 mo. USD LIBOR + 0.900%)	2.772%	10/25/47	542,381	541,359	(d)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1 (1 mo. USD LIBOR + 1.000%)	2.872%	8/25/47	13,719	13,499	(a)(d)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	177,679	3,669	(a)
Greenpoint Manufactured Housing, 2001-2 IA2 (Auction Rate Security)	4.944%	2/20/32	225,000	225,164	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2 (Auction Rate Security)	5.088%	3/13/32	350,000	350,245	(d)
GSAA Home Equity Trust, 2004-8 A3A (1 mo. USD LIBOR + 0.740%)	2.612%	9/25/34	34,622	34,756	(d)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	798,952	792,631
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	71,983	73,277
Indymac Manufactured Housing Contract, 1998-2 A2	6.170%	8/25/29	4,114	4,120
Morgan Stanley Capital Inc., 2003-SD1 A1 (1 mo. USD LIBOR + 1.000%)	2.872%	3/25/33	10,724	10,599	(d)
Morgan Stanley Capital Inc., 2004-HE7 M1 (1 mo. USD LIBOR + 0.900%)	2.772%	8/25/34	1,539,471	1,549,459	(d)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	102,653	109,426	(d)
Origen Manufactured Housing, 2006-A A2	3.535%	10/15/37	1,212,871	1,139,040	(d)
Origen Manufactured Housing, 2007-A A2	4.072%	4/15/37	1,261,096	1,163,296	(d)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	20,461	20,461

TOTAL ASSET-BACKED SECURITIES (Cost - $6,542,071)				8,030,839

COLLATERALIZED MORTGAGE OBLIGATIONS(i) - 2.5%
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. USD LIBOR + 0.900%)	2.772%	7/25/46	533,335	250,269	(a)(d)
Banc of America Funding Corp., 2004-B 6A1	2.208%	12/20/34	205,637	160,824	(d)
Bear Stearns Alt-A Trust, 2004-03 A1 (1 mo. USD LIBOR + 0.640%)	2.512%	4/25/34	174,900	175,220	(d)
Bear Stearns Asset-Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	156,961	2	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A1 (1 mo. USD LIBOR + 0.460%)	2.208%	10/25/35	765,402	745,659	(a)(d)
Countrywide Home Loans, 2005-7 1A1 (1 mo. USD LIBOR + 0.540%)	2.412%	3/25/35	485,629	468,407	(d)
HarborView Mortgage Loan Trust, 2004-10 4A (6 mo. USD LIBOR + 2.170%)	3.603%	1/19/35	108,952	108,300	(d)
Impac CMB Trust, 2005-2 2A2 (1 mo. USD LIBOR + 0.800%)	2.672%	4/25/35	50,071	48,783	(d)
Impac CMB Trust, 2A-10 (1 mo. USD LIBOR + 0.640%)	2.512%	3/25/35	154,161	144,555	(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.230%	6/15/36	8,962	1	(a)(d)
Merit Securities Corp., 11PA 3A1 (1 mo. USD LIBOR + 0.620%)	2.497%	4/28/27	59,902	57,031	(a)(d)
Merit Securities Corp., 11PA B3 (1 mo. USD LIBOR + 2.250%)	4.127%	9/28/32	591,128	526,411	(a)(d)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	314,928	293,945	(d)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	1,287,002	99,210	(d)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	1.058%	7/25/34	2,881,743	114,542	(d)
Regal Trust IV, 1999-1 A (11th District Cost of Funds + 1.500%)	2.253%	9/29/31	5,241	4,969	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(i) - (continued)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	5,928	$5,097
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. USD LIBOR + 0.680%)	2.312%	6/20/33	16,128	16,114	(d)
Sequoia Mortgage Trust, 2004-10 A1A (1 mo. USD LIBOR + 0.620%)	2.442%	11/20/34	10,911	10,854	(d)
Structured Asset Securities Corp., 1998-RF2 A	5.282%	7/15/27	141,914	139,092	(a)(d)
Structured Asset Securities Corp., 2002-9 A2 (1 mo. USD LIBOR + 0.600%)	2.472%	10/25/27	260,221	257,650	(d)
Structured Asset Securities Corp., 2003-9A 2A2 (6 mo. USD LIBOR + 1.990%)	3.517%	3/25/33	84,299	84,218	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR06 A (1 mo. USD LIBOR + 0.420%)	2.292%	5/25/44	215,402	213,687	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR12 A2A (1 mo. USD LIBOR + 0.390%)	2.262%	10/25/44	197,954	197,826	(d)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	9,103	9,947

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $3,354,045)				4,132,613

CONVERTIBLE BONDS & NOTES - 0.7%
CONSUMER DISCRETIONARY - 0.5%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	830,000	801,531

INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.2%
Twitter Inc., Senior Bonds	1.000%	9/15/21	410,000	384,422

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,228,464)				1,185,953

MORTGAGE-BACKED SECURITIES - 0.1%
FNMA - 0.1%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $123,517)	6.500%	8/25/44	122,244	136,484

SENIOR LOANS - 19.1%
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.5%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.130%	4/6/24	811,690	816,002	(d)(j)(k)

Diversified Consumer Services - 0.4%
Weight Watchers International Inc., 2017 Term Loan B	6.430 - 6.450%	11/29/24	691,250	697,730	(d)(j)(k)

Hotels, Restaurants & Leisure - 4.3%
Aramark Services Inc., 2017 Term Loan B1 (1 mo. LIBOR + 2.000%)	3.877%	3/11/25	2,992,500	3,021,177	(d)(j)(k)(l)
Hilton Worldwide Finance LLC, Term Loan B2	—	10/25/23	1,695,718	1,706,894	(l)
Las Vegas Sands LLC, 2018 Term Loan B	—	3/29/24	2,000,000	2,006,500	(l)
Wyndham Hotels & Resorts Inc., Term Loan B	—	3/28/25	410,000	410,000	(l)

Total Hotels, Restaurants & Leisure				7,144,571

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 3.0%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.880%	4/30/25	2,911,437	$2,925,267	(d)(j)(k)(l)
Lamar Media Corp., 2018 Term Loan B	—	2/16/25	2,000,000	2,013,334	(l)

Total Media				4,938,601

Specialty Retail - 1.7%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.680%	3/11/22	2,243,172	1,805,753	(d)(j)(k)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.130%	7/5/24	965,150	969,976	(d)(f)(j)(k)

Total Specialty Retail				2,775,729

TOTAL CONSUMER DISCRETIONARY				16,372,633

ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Hercules Offshore Inc. (wind-down lender claim)	—	—	36,804	31,284	*(e)(f)

FINANCIALS - 0.5%
Finance - 0.5%
Travelport Finance (Luxembourg) SARL, 2018 Term Loan B	—	3/17/25	920,000	922,875	(l)

HEALTH CARE - 1.1%
Health Care Providers & Services - 1.1%
DaVita HealthCare Partners Inc., Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	6/24/21	1,741,610	1,759,162	(d)(j)(k)

INDUSTRIALS - 3.8%
Avolon TLB Borrower 1 (Luxembourg) SARL, Term Loan B2 (1 mo. LIBOR + 2.250%)	4.072%	4/3/22	3,489,956	3,496,985	(d)(j)(k)(l)
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.936%	1/2/25	800,000	804,889	(d)(j)(k)
Delos Finance SARL, 2018 Term Loan B (3 mo. LIBOR + 1.750%)	4.052%	10/6/23	1,500,000	1,508,250	(d)(j)(k)
Ply Gem Industries Inc., 2018 Term Loan	—	3/28/25	450,000	448,312	(l)

TOTAL INDUSTRIALS				6,258,436

INFORMATION TECHNOLOGY - 2.1%
Software - 0.9%
Dell Inc., 2017 Term Loan A2 (1 mo. LIBOR + 1.750%)	3.630%	9/7/21	1,462,260	1,463,349	(d)(j)(k)

Technology Hardware, Storage & Peripherals - 1.2%
Western Digital Corp., 2017 Term Loan B3	—	4/29/23	2,000,000	2,014,376	(l)

TOTAL INFORMATION TECHNOLOGY				3,477,725

MATERIALS - 1.5%
Containers & Packaging - 1.5%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.740 - 3.877%	10/1/22	2,000,000	2,010,468	(d)(j)(k)
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.627%	2/5/23	498,737	501,854	(d)(j)(k)

TOTAL MATERIALS				2,512,322

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.111%	2/22/24	250,000	250,645	(d)(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 0.1%
Electric Utilities - 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000%)	9.702%	2/7/23	149,191		$153,294	(d)(j)(k)

TOTAL SENIOR LOANS (Cost - $32,059,869)					31,738,376

SOVEREIGN BONDS - 7.6%
Argentina - 1.3%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	500,000		558,005	(a)
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.935%	6/21/20	8,140,000	ARS	428,585	(d)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	340,000		361,038
Republic of Argentina, Senior Bonds	7.500%	4/22/26	210,000		224,595
Republic of Argentina, Senior Notes	5.875%	1/11/28	550,000		518,306

Total Argentina					2,090,529

Brazil - 0.7%
Federative Republic of Brazil, Notes	10.000%	1/1/23	1,400,000	BRL	442,410
Federative Republic of Brazil, Notes	10.000%	1/1/27	2,600,000	BRL	810,199

Total Brazil					1,252,609

Colombia - 1.7%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,500,000		1,513,875
Republic of Colombia, Senior Notes	4.500%	1/28/26	1,250,000		1,294,219

Total Colombia					2,808,094

Indonesia - 0.8%
Republic of Indonesia, Notes	3.750%	4/25/22	1,370,000		1,374,872	(a)

Mexico - 0.6%
United Mexican States, Senior Notes	3.600%	1/30/25	970,000		959,330

Peru - 0.6%
Republic of Peru, Senior Bonds	7.350%	7/21/25	750,000		931,875

Poland - 0.7%
Republic of Poland, Bonds	4.000%	10/25/23	3,470,000	PLN	1,092,095

Russia - 1.2%
Russian Federal Bond, Bonds	7.050%	1/19/28	67,029,000	RUB	1,179,675
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	800,000		842,958	(a)

Total Russia					2,022,633

TOTAL SOVEREIGN BONDS (Cost - $12,327,234)					12,532,037

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.0%
U.S. Government Obligations - 2.0%
U.S. Treasury Notes	1.500%	10/31/19	1,500,000		1,482,656
U.S. Treasury Notes	1.375%	1/15/20	1,000,000		984,512
U.S. Treasury Notes	2.000%	1/15/21	500,000		494,941
U.S. Treasury Notes	1.125%	2/28/21	350,000		337,579

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,299,961)					3,299,688

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

SECURITY		SHARES	VALUE
COMMON STOCKS - 0.4%
ENERGY - 0.3%
Energy Equipment & Services - 0.0%
Hercules Offshore Inc. (Escrow)		16,942	$4,778	*(f)(g)

Oil, Gas & Consumable Fuels - 0.3%
Berry Petroleum Co.		5,092	47,738	*
Blue Ridge Mountain Resources Inc.		52,812	459,464	*(f)(g)

Total Oil, Gas & Consumable Fuels			507,202

TOTAL ENERGY			511,980

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer HoldCo, S.C.A.		4,654	18,383	*(f)(g)

UTILITIES - 0.1%
Electric Utilities - 0.1%
Panda Temple Power LLC		10,597	180,149	*(f)(g)

TOTAL COMMON STOCKS (Cost - $2,265,595)			710,512

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	5,554	64,334	(b)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	84	973	(b)(n)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $51,770)			65,307

PREFERRED STOCKS - 1.3%
FINANCIALS - 1.3%
Diversified Financial Services - 1.3%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.137%	75,725	2,058,963	(d)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%	33,900	0	*(e)(f)(g)(m)

TOTAL FINANCIALS			2,058,963

INDUSTRIALS - 0.0%
Marine - 0.0%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%	2,233,838	22,338	(b)(f)(g)

TOTAL PREFERRED STOCKS (Cost - $2,153,801)			2,081,301

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $221,632,238)			231,301,595

SHORT-TERM INVESTMENTS - 0.7%
Western Asset Government Cash Management Portfolio LLC (Cost - $1,200,000)	1.590%	1,200,000	1,200,000	(o)

TOTAL INVESTMENTS** - 140.1% (Cost - $222,832,238)			232,501,595
Liabilities in Excess of Other Assets - (40.1)%			(66,602,694)

TOTAL NET ASSETS - 100.0%			$165,898,901

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Value is less than $1.

(f)	Security is valued using significant unobservable inputs (See Note 1).

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of March 31, 2018.

(m)	The coupon payment on these securities is currently in default as of March 31, 2018.

(n)	Restricted security (See Note 3).

(o)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At March 31, 2018, the total market value of investments in Affiliated Companies was $1,200,000 and the cost was $1,200,000 (See Note 2).

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2018

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CMB	— Cash Management Bill
GBP	— British Pound
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
PLN	— Polish Zloty
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

At March 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	91	6/18	$10,977,524	$11,023,797	$(46,273)

At March 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	40,000	USD	55,682	Barclays Bank PLC	4/19/18	$474
USD	2,063,850	GBP	1,502,200	Barclays Bank PLC	4/19/18	(45,074)

Total						$(44,600)

Abbreviations used in this table:

GBP	— British Pound
USD	— United States Dollar

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$34,576,560	$0	*	$34,576,560
Industrials	—	13,327,637	306,702		13,634,339
Other Corporate Bonds & Notes	—	119,177,586	—		119,177,586
Asset-Backed Securities	—	8,030,839	—		8,030,839
Collateralized Mortgage Obligations	—	4,132,613	—		4,132,613
Convertible Bonds & Notes	—	1,185,953	—		1,185,953
Mortgage-Backed Securities	—	136,484	—		136,484
Senior Loans:
Consumer Discretionary	—	15,402,657	969,976		16,372,633
Energy	—	—	31,284		31,284
Other Senior Loans	—	15,334,459	—		15,334,459
Sovereign Bonds	—	12,532,037	—		12,532,037
U.S. Government & Agency Obligations	—	3,299,688	—		3,299,688
Common Stocks:
Energy	—	47,738	464,242		511,980
Industrials	—	—	18,383		18,383
Utilities	—	—	180,149		180,149
Convertible Preferred Stocks	—	65,307	—		65,307
Preferred Stocks:
Financials	$2,058,963	—	0	*	2,058,963
Industrials	—	—	22,338		22,338

Total Long-Term Investments	2,058,963	227,249,558	1,993,074		231,301,595

Short-Term Investments†	—	1,200,000	—		1,200,000

Total Investments	2,058,963	228,449,558	1,993,074		232,501,595

Other assets	—	—	7,743		7,743
Other Financial Instruments:
Forward Foreign Currency Contracts	—	474	—		474

Total	$2,058,963	$228,450,032	$2,000,817		$232,509,812

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$45,074	—	$45,074
Futures Contracts	$46,273	—	—	46,273

Total	$46,273	$45,074	—	$91,347

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	ENERGY	INDUSTRIALS
Balance as of December 31, 2017	$0 *	$627,306
Accrued premiums/discounts	—	(46)
Realized gain (loss)	—	(22)
Change in unrealized appreciation (depreciation)[1]	—	(7,313)
Purchases	—	—
Sales	—	(351,436)
Transfers into Level 3[2]	—	38,213
Transfers out of Level 3	—	—

Balance as of March 31, 2018	$0 *	$306,702

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[1]	—	$(5,586)

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY
Balance as of December 31, 2017	$968,784	$84,928
Accrued premiums/discounts	(163)	(526)
Realized gain (loss)	(17)	(3,801)
Change in unrealized appreciation (depreciation)[1]	3,796	13,793
Purchases	—	—
Sales	(2,424)	(63,110)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of March 31, 2018	$969,976	$31,284

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[1]	$3,796	$13,793

Notes to Schedule of Investments (unaudited) (continued)

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	ENERGY	INDUSTRIALS	UTILITIES
Balance as of December 31, 2017	$4,778	$13,543	—
Accrued premiums/discounts	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[1]	—	4,840	$(52,945)
Purchases	—	—	233,094
Sales	—	—	—
Transfers into Level 3[2]	459,464	—	—
Transfers out of Level 3	—	—	—

Balance as of March 31, 2018	$464,242	$18,383	$180,149

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[1]	—	$4,840	$(52,945)

	PREFERRED STOCKS
INVESTMENTS IN SECURITIES (cont’d)	FINANCIAL	INDUSTRIALS	OTHER ASSETS	TOTAL
Balance as of December 31, 2017	$3	$20,685	$7,743	$1,727,770
Accrued premiums/discounts	—	—	—	(735)
Realized gain (loss)	—	—	—	(3,840)
Change in unrealized appreciation (depreciation)[1]	(3)	—	—	(37,832)
Purchases	—	1,653	—	234,747
Sales	—	—	—	(416,970)
Transfers into Level 3[2]	—	—	—	497,677
Transfers out of Level 3	—	—	—	—

Balance as of March 31, 2018	$0 *	$22,338	$7,743	$2,000,817

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[1]	$(3)	—	—	$(36,105)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s investment adviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended March 31, 2018. The following transactions were effected in shares of such companies for the period ended March 31, 2018.

Notes to Schedule of Investments (unaudited) (continued)

	Affiliate Value at December 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)
		Cost	Shares	Cost	Shares				Affiliate Value at March 31, 2018
Western Asset Government Cash Management Portfolio LLC	$200,000	$20,202,866	20,202,866	$19,202,866	19,202,866	—	$4,754	—	$1,200,000

3. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares	Acquisition Date	Cost	Value at 3/31/2018	Value per Share	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	84	2/17	$840	$973	$11.58	0.00%

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 25, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 25, 2018